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                                                                   EXHIBIT 10.48


                            AMENDMENT NUMBER 7 TO THE

     AUTOMATIC FLEXIBLE PREMIUM VARIABLE LIFE REINSURANCE AGREEMENT NUMBER 2
                         (REFERRED TO AS THE AGREEMENT)

                                     BETWEEN

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             ST. PETERSBURG, FLORIDA
                         (REFERRED TO AS THE REINSURED)

                                       AND

                           GLOBAL PREFERRED RE LIMITED
                   (F/K/A WMA LIFE INSURANCE COMPANY LIMITED)
                                HAMILTON, BERMUDA
                         (REFERRED TO AS THE REINSURER)

                            Effective January 1, 2002

Pursuant to the terms and conditions of Automatic Flexible Premium Variable Life Reinsurance Agreement No. 3 and this Agreement:

         A. All policies and riders issued from April 1, 2001 through December 31, 2001 and reinsured under Automatic Flexible Premium Variable Life Reinsurance Agreement No. 3, shall be converted to Automatic Flexible Premium Variable Life Reinsurance Agreement No. 2 on a twenty percent (20%) quota share basis.

         B. Freedom Elite Builder policies and riders issued from July 1, 2001 through December 31, 2001, shall be reinsured under this Agreement on a twenty percent (20%) quota share basis as provided in the First Right Agreement and this Agreement, as amended.

Except as expressed herein, all terms, covenants and provisions of this Agreement, as amended, that are not in conflict with the provisions of this Amendment Number 7 shall remain unaltered and in full force and effect.

In Witness Whereof, the Reinsured and the Reinsurer, by their respective officers have executed this amendment in duplicate at the dates and places indicated.

WESTERN RESERVE LIFE ASSURANCE      GLOBAL PREFERRED RE LIMITED
CO. OF OHIO

at St. Petersburg, Florida           at Duluth, Georgia
   ------------------------         ------------------------------------
on March 28, 2002                    on March 28, 2002

By: /s/ Larry Kirkland           By: /s/ Edward McKernan
   ------------------------         ------------------------------------
Title:  Vice President/          Title:  Chief Executive
        Managing Actuary                 Officer/President

By: /s/ Stephanie J. Harder      By:
    -----------------------         ------------------------------------
Title:  Staff Actuary            Title: